SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of the earliest event reported): DECEMBER 23, 1997
                                        (December 9, 1997)

                      STANDARD MANAGEMENT CORPORATION
          (Exact name of registrant as specified in its charter)


    Indiana              0-20882                  35-1773567
(State or other     (Commission File Number) (IRS Employer Identification No.)
jurisdication of
incorporation)

9100 Keystone Crossing, Indianapolis, Indiana            46240
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (317) 574-6200

                                N/A
   (Former name or former address, if changed since last report)








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ITEM 5.   OTHER EVENTS

     Standard Management Corporation ("SMC" or the "Registrant") and Savers Life Insurance Company ("Savers Life") entered into an Amended and Restated Agreement and Plan of Merger ("Agreement") dated as of December 9, 1997. This Agreement is attached hereto as Exhibit 2.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits:

          2.1 Amended and Restated Agreement and Plan of Merger dated as of December 9, 1997 among SMC, Standard Acquisition Corporation, and Savers Life.

                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              STANDARD MANAGEMENT CORPORATION
                                           (Registrant)


Date: DECEMBER 23, 1997              By: RONALD D. HUNTER
                                         Ronald D. Hunter
                                         Chairman of the Board, President and
                                         Chief Executive Officer